EXHIBIT 10.2

     LIMITED WAIVER AND AMENDMENT NO. 1 AND AGREEMENT dated as of November 15, 2004 (this “Waiver & Amendment”), with respect to the Credit Agreement dated as of January 25, 2002 (the “Credit Agreement”), among Coinmach Laundry Corporation (“Holdings”), Coinmach Corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages thereto or that otherwise became party to the Credit Agreement by joinder, the lending institutions from time to time party thereto (each, a “Bank” and, collectively, the “Banks”), Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. (f/k/a Deutsche Banc Alex. Brown Inc.), as Lead Arranger and Book Manager, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (f/k/a First Union Securities, Inc.), as Syndication Agents, and Credit Lyonnais New York Branch, as Documentation Agent.

     A. Pursuant to the Credit Agreement, the Banks have agreed to extend credit to the Borrower pursuant to the terms and conditions set forth therein.

     B. The Credit Parties have indicated to the Administrative Agent and the Banks that a newly formed affiliate of Holdings that will become the parent of Holdings (“CSC”) intends to enter into a series of transactions, along with certain of the Credit Parties, whereby the following will occur: (i) CSC will issue (x) between $250.0 million and $380.0 million in aggregate gross proceeds of Income Deposit Securities (“IDS”) that consist of an aggregate of a number of shares to be determined of CSC class A common stock (gross proceeds equal to approximately 55% of the aggregate gross proceeds of the IDS) and senior secured notes due 2024 in an initial aggregate principal amount equal to approximately 45% of the aggregate gross proceeds of the IDS (the “IDS Debt”) and (y) an additional $20.0 million in aggregate principal amount senior secured notes due 2024 separate and apart from the IDS (such additional senior secured notes due 2024, the “Third Party Notes”); (ii) CSC will use a portion of the net proceeds from the IDS offering to make an intercompany loan to the Borrower equal to not less than 60% of the sum of (x) the aggregate principal amount of the IDS Debt and (y) the aggregate principal amount of the Third Party Notes (such intercompany loan amount to be in the aggregate between $79.5 million and $114.6 million depending on the size of the IDS offering) (the “Intercompany Loan”); (iii) CSC will use an amount equal to (x) the proceeds, net of the fees and expenses referred to in clause (viii) below, from (a) the IDS offering plus (b) the Third Party Notes offering, minus (y) the sum of (c) the aggregate principal amount of the Intercompany Loan plus (d) any amount of net proceeds from the IDS offering received as a result of the underwriters’ exercise of their overalottment option which shall be retained by Holdings to redeem a like amount of its preferred equity interests, to make a capital contribution to Holdings, and Holdings will, in turn, make a capital contribution in the same amount to the Borrower (between $ 165.3 million and $252.4 million depending on the size of the IDS offering) (the “Capital Contribution”); (iv) the Borrower will use between approximately $133.2 million, plus up to approximately $5.5 million depending on the redemption date, and $171.7 million, plus up to approximately $7.1 million depending on the redemption date, of the proceeds it receives from the Capital Contribution to redeem between approximately 27.2% and 35% of the Borrower’s 9% Senior Notes due 2010 (the “Senior Notes”) and to pay redemption premium and accrued and unpaid interest on the Senior Notes; (v) the Borrower will use between $14.6 million and $21.8 million, depending on the timing and size of the IDS offering, of the proceeds it receives from the Intercompany Loan and the Capital Contribution to repay the full remaining aggregate principal amount of Tranche

A Term Loans ($15.5 million before December 31, 2004 and $14.6 million on and after December 31, 2004 after giving effect to a scheduled amortization payment) and to repay up to approximately $6.3 million aggregate principal amount of Tranche B Term Loans (collectively, the “Optional Prepayment”); (vi) the Borrower will use between approximately $89.7 million and approximately $167.3 million, depending on the size and timing of the IDS offering, of the proceeds it receives from the Intercompany Note and the Capital Contribution plus up to approximately $9.5 million of cash on hand to pay a dividend to Holdings to enable Holdings to redeem a like amount of its outstanding preferred equity interests, (vii) the common stock of Appliance Warehouse of America, Inc. will become owned by CSC, (viii) CSC will pay fees and expenses related to the foregoing of between $25.2 million and $33.0 million, depending on the size of the IDS offering and (ix) Borrower may, at its option use approximately $0.9 (as of September 30, 2004) million to terminate existing interest rate swap agreements (the transactions described in clauses (i) through (ix), collectively, the “IDS Financing”). The actual specific amounts within the ranges described above will be based upon the actual size of the IDS offering and determined in accordance with Section 25 of this Waiver & Amendment.

     C. The Credit Parties have requested that the Supermajority Banks of each Tranche agree to waive the application of Sections 4.02(e) and (j) as they relate to the IDS Financing and amend certain provisions of Section 4.02 of the Credit Agreement. The Credit Parties have requested that the Supermajority Banks and/or Required Banks agree to amend certain other provisions of the Credit Agreement, in connection with and conditioned upon the closing of the IDS Financing, in each case as set forth herein.

     D. The Credit Parties have additionally requested that the Required Banks agree to amend certain other provisions of the Credit Agreement, which amendments would not be conditioned on the closing of the IDS Financing.

     E. The Supermajority Banks and Required Banks, as the case may be, are willing to so agree and to waive and/or amend, as the case may be, the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     F. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Waiver & Amendment.

     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Limited Waiver. (i) The Supermajority Banks holding Tranche B Term Loans hereby waive the Borrower’s obligation to make the Optional Prepayment on a pro rata basis among the Term Loans and hereby agree that the Optional Prepayment shall first be applied to repay in full the currently outstanding amount of all Tranche A Term Loans and any remainder of the Optional Prepayment shall be applied to the Tranche B Term Loans as otherwise provided in Section 4.01(a); (ii) the Supermajority Banks of each Tranche hereby waive the Borrower’s obligation, pursuant to Section 4.02(e), to apply any proceeds from the incurrence by the Borrower of the Intercompany Loan as a mandatory repayment of principal of outstanding Term Loans; (iii) the Supermajority Banks of each Tranche hereby waive the Borrower’s obligation, pursuant to Section 4.02(j), to apply any net proceeds from the Capital Contribution as a mandatory repayment of principal of outstanding Term Loans; and (iv) the Supermajority Banks of each Tranche hereby waive any Default or Event of Default arising from the failure of the Borrower to comply with the requirements of Sections 4.01, 4.02(e) and 4.02(j) in respect of the aspects of the IDS Financing described in clauses (i) through (iii) of this Section 1.

     SECTION 2. Amendments to Section 2.01(a) of the Credit Agreement. Section 2.01(a) of the Credit Agreement is hereby amended by deleting, in the sixth line thereof, the phrase “(other than the Spinoff Guarantor).”

     SECTION 3. Amendments to Section 4.02 of the Credit Agreement.

          (i) Section 4.02(e) of the Credit Agreement is hereby amended by deleting, in each of the second and third/fourth lines thereof, the phrase “the Spinoff Guarantor,”.

          (ii) Section 4.02(f) of the Credit Agreement is hereby amended (for the sole purpose of removing references to the “Release Payments,” “Spinoff Guarantor,” “Spinoff Guarantor Release Event” and directly related provisions) by deleting it in its entirety and replacing it with:

     “In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities held thereby, but excluding (i) sales or transfers of inventory or equipment in the ordinary course of business (including, without limitation, sales or transfers of inventory or equipment to Subsidiaries), (ii) the sale or other disposition of obsolete equipment or inventory, (iii) the sale of overdue receivables or liquidation or sale of Cash Equivalents in the ordinary course of business, (iv) sales of assets between the Borrower and Subsidiary Guarantors and/or sales of assets between Subsidiary Guarantors and (v) sales or transfers of assets up to an aggregate amount of $1,000,000 in any fiscal year, in each case to the extent permitted by Section 9.02) an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k), (l) and (m); provided that, in addition to the exceptions set forth above, so long as no Default or Event of Default then exists, up to an aggregate of $15,000,000 of Net Sale Proceeds in any fiscal year shall not be required to be so applied on the date of receipt thereof to the extent that the Borrower has delivered a certificate to the Administrative Agent within 15 days following such date stating that such Net Sale Proceeds shall be reinvested or shall be committed to be reinvested in the Business within 180 days following such date (and to the extent the asset sold constituted Collateral, the assets in which such Net Sales Proceeds are reinvested shall be pledged as Collateral pursuant to the appropriate Security Documents); and provided, further, that if all or any portion of such Net Sale Proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are either (a) not so used or committed to be so used within 180 days after the date of receipt of such Net Sale Proceeds or (b) if committed to be so used within 180 days after the date of receipt of such Net Sale Proceeds and not so used within 270 days after the date of receipt of such Net Sale Proceeds, then, in either such case, such remaining portion not used or committed to be used in the case of the preceding clause (a) and not used in the case of the preceding clause (b) shall be applied on the date which is 180 days after the date of receipt of such Net Sale Proceeds in the case of clause (a) above or the date occurring 270 days after the date of receipt of such Net Sale Proceeds in the case of clause (b) above as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(k), (l) and (m).”.

          (iii) Section 4.02(g) of the Credit Agreement is hereby amended by deleting, in the second line thereof, the phrase “the Spinoff Guarantor,”.

          (iv) Section 4.02(j) of the Credit Agreement is hereby amended by (A) deleting, in the third line thereof, the phrase “(other than any Release Payments)” and (B) deleting clause (x) in the second parenthetical thereof and replacing it in its entirety with “(x) Holdings to the extent such proceeds are from a capital contribution from the sale or issuance of equity by any direct or indirect parent of the Borrower to GTCR or”.

     SECTION 4. Amendments to Section 7.09 of the Credit Agreement. Section 7.09 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “Parent, Holdings, the Borrower and each of their respective Subsidiaries are members of an affiliated group of corporations filing consolidated returns for federal income tax purposes, of which Parent is the “common parent” (within the meaning of Section 1504 of the Code) of such group. Each of Parent, Holdings, the Borrower and each of their respective Subsidiaries have timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all federal Tax Returns and all material state or other Tax Returns required to be filed by Parent, Holdings, the Borrower and/or any of their respective Subsidiaries and each such Tax Return is complete and correct in all material respects. Each of Parent, Holdings, the Borrower and each of their respective Subsidiaries have paid all material Taxes due and payable by them other than those which are not delinquent or which are contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 7.05(a), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower, threatened by any authority regarding any Taxes relating to Parent, Holdings, the Borrower or any of their respective Subsidiaries. The charges, accruals and reserves on the books of Parent and its Subsidiaries in respect of Taxes and other governmental charges are, in the opinion of the Borrower, in material conformity with GAAP. As of the Effective Date, none of Parent, Holdings, the Borrower or any of their respective Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of Parent, Holdings, the Borrower or any of their respective Subsidiaries, and the Borrower is not aware of any circumstances that would cause the taxable years or other taxable periods of Parent, Holdings, the Borrower or any of their respective Subsidiaries not to be subject to the normally applicable statute of limitations.”

     SECTION 5. Amendments to Section 7.11(b) of the Credit Agreement. Section 7.11(b) of the Credit Agreement is hereby amended by adding to the end of the first sentence thereof, the phrase “other than the Second Priority Lien of the IDS Collateral Agent in respect of the common stock of the Borrower.”.

     SECTION 6. Amendments to Section 9.01 of the Credit Agreement.

          (i) Section 9.01(t) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof.

          (ii) Section 9.01(u) shall become Section 9.01(v) and is otherwise hereby amended by deleting the phrase “(t)” therein and replacing it with the phrase “(u)”.

          (iii) Section 9.01 is hereby amended by adding a new clause (u) that shall read in its entirety:

     “(u) Liens in favor of the IDS Collateral Agent representing a Second Priority Lien on the common stock of the Borrower;”.

          (iv) The proviso at the end of Section 9.01 is hereby amended by deleting the phrase “(u)” and replacing it with the phrase “(v)” in the first line thereof and by deleting the phrase “(other than the Liens described in clauses (e) and (l) of this Section 9.01)” and replacing it with “(other than the Liens described in clauses (e), (l) and (u) of this Section 9.01)”.

     SECTION 7. Amendments to Section 9.02 of the Credit Agreement.

          (i) Section 9.02(g) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “the Borrower or any Subsidiary of the Borrower may transfer assets to (i) the Borrower or any other Subsidiary Guarantor so long as (x) the transferee is a Credit Party and (y) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer) and (ii) the Foreign Subsidiaries in an amount, together with the amount permitted in accordance with Section 9.05(g)(iii), not to exceed $2,500,000 in the aggregate;”

          (ii) Section 9.02(h) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Reserved].”.

          (iii) Section 9.02(k) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

          “the Borrower or any of its Wholly Owned Subsidiaries may consummate a Permitted Acquisition;”.

          (iv) Section 9.02(m) of the Credit Agreement is hereby amended by deleting, in clause (i) of the second proviso thereto, the phrase “(other than the Spinoff Guarantor)”.

          (v) Section 9.02(p) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Reserved].”

     SECTION 8. Amendments to Section 9.03 of the Credit Agreement.

          (i) Section 9.03(b) of the Credit Agreement is hereby amended by adding at the end thereof: “provided, further, the amount of Dividends declared and paid in any four consecutive quarter period pursuant to this clause (b) shall not exceed $10.0 million;”.

          (ii) Section 9.03(c) of the Credit Agreement is hereby amended (for the sole purposes of deleting all references to the Spinoff Guarantor and to allow Parent to make tax payments) by deleting it in its entirety and replacing it with:

     “the Borrower or any Subsidiary of the Borrower may make payments to Holdings so that Holdings may make payments to Parent in an amount not in excess of the federal and state (in such states that permit consolidated or combined tax returns) income tax liability that the Borrower or the Borrower’s Subsidiaries would have been liable for if Parent, Holdings, the Borrower and its Subsidiaries had filed their taxes on a stand-alone basis; provided that such payments shall be made to Holdings no earlier than five days prior to the date on which Parent is required to make its payments to the Internal Revenue Service or the applicable taxing authority, as applicable;”.

          (iii) Section 9.03(d) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “if no Default or Event of Default shall have occurred and be continuing, the Borrower may declare and pay Dividends to Holdings so that Holdings may declare and pay dividends or make distributions to Parent so that Parent may repurchase Parent Common Stock (or rights to acquire Parent Common Stock) from members of Holdings’, Parent’s or the Borrower’s management in connection with certain executive employment agreements in an aggregate amount not to exceed $1,000,000 in any fiscal year; provided that any amounts not used in any fiscal year can be carried forward and used in the immediately succeeding fiscal year;”.

          (iv) Section 9.03(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “if no Default or Event of Default shall have occurred and be continuing, the Borrower may declare and pay Dividends to Holdings so that Holdings may declare and pay dividends or make distributions to Parent so that Parent may pay reasonable tax, legal and accounting fees and other support services provided to or for the benefit of the Borrower and/or any of its Subsidiaries and to pay Holdings’ and Parent’s operating and administrative expenses, in an aggregate amount not to exceed $2,000,000 in any fiscal year;”.

          (v) Section 9.03(f) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “the Borrower may declare and pay Dividends to Holdings so that Holdings may declare and pay dividends and distributions to Parent (i) in connection with any payment obligations (including administration costs and expenses) under Parent’s stock or other equity participation purchase program or similar equity based benefits plans offered to employees of Parent and/or Subsidiaries of Parent, including, without limitation, any employee stock option plan or options to purchase Parent Common Stock, in an aggregate amount not to exceed $1,000,000 in any fiscal year or (ii) so that Parent may make loans and advances to employees of Parent and its Subsidiaries in the ordinary course of business and consistent with past practice, in an aggregate principal amount which, when taken together with the aggregate principal amount of loans and advances (exclusive of loans and advances for moving and travel expenses or relocation expenses incurred in connection with a permitted acquisition) made by the Borrower and its Subsidiaries after the Effective Date in accordance with Section 9.05(e) do not exceed $1,500,000 at any one time outstanding;”.

          (vi) Section 9.03(g) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing with:

     “(x) if no Event of Default shall have occurred and be continuing, any IDS Distribution and (y) if no Default or Event of Default shall have occurred and be continuing, Dividends to Holdings in respect of Section 9.06(g), shall be permitted;”.

          (vii) Section 9.03(h) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “(h) the Permitted IDS Dividend shall be permitted;”.

     SECTION 9. Amendments to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (l) thereof, deleting the period at the end of clause (m) thereof and replacing it with the phrase “; and” and adding a new clause (n) which shall read in its entirety:

     “(n) Indebtedness incurred pursuant to the IDS Intercompany Note.”

     SECTION 10. Amendments to Section 9.05 of the Credit Agreement.

          (i) Section 9.05 (e) of the Credit Agreement is hereby amended deleting the words “Holdings” and “Borrower” in each instance where they appear therein and replacing such words, in each case, with the word “Parent”.

          (ii) Section 9.05(g) of the Credit Agreement is hereby amended by deleting clauses (iv) and (v) thereof in their entirety.

          (iii) Section 9.05(j) of the Credit Agreement is hereby amended by deleting the phrase “(other than the Spinoff Guarantor)” at the end thereof.

          (iv) Sections 9.05(k) and (l) of the Credit Agreement are hereby amended by deleting each of them in their entirety and replacing each of them with “[Reserved];”.

          (v) Section 9.05(m) of the Credit Agreement is hereby amended by deleting, in the first line thereof, the phrase “(other than the Spinoff Guarantor)”.

          (vi) Section 9.05 (n) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with: “the Borrower may invest in or redeem up to (x) $157.5 million aggregate principal amount of the Senior Notes upon consummation of and in connection with the IDS Transactions and (y) $30,000,000 plus that portion of the Retained Amount since the date hereof not paid as a Dividend pursuant to Section 9.03(b) and otherwise permitted pursuant to Section 9.11 of Senior Notes from time to time.”

     SECTION 11. Amendments to Section 9.06 of the Credit Agreement.

          (i) Section 9.06(c) of the Credit Agreement is hereby amended by inserting the phrase “and Parent” at the end thereof.

          (ii) Section 9.06(d) of the Credit Agreement is hereby amended by deleting the word “Holdings” and inserting the word “Parent” in its place.

          (iii) Section 9.06(f) of the Credit Agreement is hereby amended by deleting the word “Holdings” and inserting the word “Parent” in its place and by deleting the word “and” at the end thereof.

          (iv) Section 9.06(g) of the Credit Agreement is hereby amended by deleting the word “Holdings” and inserting the word “Parent” in its place and by deleting the period at the end thereof and replacing it with the phrase “; and”.

          (v) Section 9.06 of the Credit Agreement is hereby amended by adding thereto a new clause (h) which shall read in its entirety:

     “(h) Holdings and its Subsidiaries may enter into the IDS Transactions.”.

          (vi) Section 9.06 of the Credit Agreement is hereby amended by deleting the last two words thereof and replacing them with “GTCR”.

     SECTION 12. Amendments to Section 9.07(c) of the Credit Agreement. Section 9.07(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with “[Reserved].”

     SECTION 13. Amendments to Section 9.09 of the Credit Agreement. Section 9.09 of the Credit Agreement is hereby amended by deleting the second proviso thereof in its entirety.

     SECTION 14. Amendments to Section 9.11 of the Credit Agreement.

     (i) Section 9.11(a) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     “make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) Senior Notes other than (x) an amount up to $171.7 million (including redemption premium) plus up to $7.1 million of accrued and unpaid interest thereon upon consummation of and in connection with the IDS Transactions and (y) as long as no Default or Event of Default exists, an amount up to $30,000,000 plus that portion of the Retained Amount from the date hereof not paid as a Dividend pursuant to Section 9.03(b);”

     (ii) Section 9.11(b) of the Credit Agreement is hereby amended by inserting the words “or the IDS Intercompany Note” before the phrase “; and” therein.

     SECTION 15. Amendment to Section 9.16 of the Credit Agreement. Section 9.16 of the Credit Agreement is hereby amended by inserting the phrase “Parent,” between the words “than” and “Holdings” on the third line thereof.

     SECTION 16. Amendment to Section 10.04 of the Credit Agreement. Section 10.04 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “(i) Parent or any of its Subsidiaries shall default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) Parent or any of its Subsidiaries shall default in the observance or performance of any covenant relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or in the case of the Borrower and its Subsidiaries permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness (other than the Obligations) of Holdings or its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by regularly scheduled required payments, prior to the stated maturity thereof, provided that (x) it shall not be a Default or Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in the preceding clauses (i) through (iii), inclusive, is at least $2,500,000; or”

     SECTION 17. Amendments to Section 11 of the Credit Agreement.

     (i) Section 11 of the Credit Agreement is hereby amended by deleting the following terms in their entirety: “Additional Spinoff Guarantor Note,” “Appliance Warehouse Assets,” “Appliance Warehouse Investment,” “Appliance Warehouse Note,” “Initial Appliance Warehouse

Investment,” “Permitted Distribution,” “Permitted Tax Distribution,” “Release Payment,” “Spinoff Guarantor,” “Spinoff Guarantor Note” and “Spinoff Guarantor Release Event.”

     (ii) The definition of “Applicable Base Rate Margin” is hereby amended by adding to the end thereof, the following:

     “provided further, that in the case of clauses (i) (before giving effect to the first proviso hereof when the Pro Forma Leverage Ratio is less than 4.0:1.0) and (ii) hereof, the Applicable Base Rate Margin will be adjusted to 2.00% on each day where the Loans are not rated at least B1 or better by Moody’s Investors Service, Inc. and B+ or better by Standard & Poor’s Rating Services.”

     (iii) The definition of “Applicable Eurodollar Margin” is hereby amended by adding to the end thereof, the following:

     “provided further, that in the case of clauses (i) (before giving effect to the first proviso hereof when the Pro Forma Leverage Ratio is less than 4.0:1.0) and (ii) hereof, the Applicable Eurodollar Margin will be adjusted to 3.00% on each day where the Loans are not rated at least B1 or better by Moody’s Investors Service, Inc. and B+ or better by Standard & Poor’s Rating Services.”

     (iv) The definition of “Capital Expenditure” is hereby amended by deleting the period at the end thereof and inserting “; provided that, for the purposes of Section 9.07 and the definitions of “Consolidated Fixed Charge Coverage Ratio” and “Excess Cash Flow,” Capital Expenditures will not include, to the extent used before June 30, 2006 to make Capital Expenditures in respect of the management and information systems of the Borrower and its Subsidiaries or in property, plant and equipment used in the ordinary business of Appliance Warehouse of America, Inc., the lesser of (x) $15.0 million and (y) the amount by which cash on hand exceeds $25.0 million upon consummation of and after giving effect to the IDS Transactions.”

     (v) The definition of “Consolidated EBIT” is hereby amended by:

     (a) inserting the phrase “IDS” before the word “Transactions” in clause (v) therein; and

     (b) deleting the phrase “and” of the ninth line of such definition and inserting a new clause (vii) that shall read in its entirety “(vii) up to $1,000,000 of legal, tax and accounting costs and expenses and other administrative or operating costs and expenses of Parent or Holdings or relating to Parent’s or Holdings’ ownership of the Borrower, in each case, to the extent deducted in the calculation of Consolidated Net Income.”.

     (vi) The definition of “Consolidated Fixed Charges” is hereby amended by deleting the word “and” before “(iv),” inserting a comma in its place, deleting the period at the end thereof and inserting “and (v) IDS Distributions for such period to the extent made”.

     (vii) The definition of “Excess Cash Flow” is hereby amended by deleting the period at the end thereof and adding “minus, the amount of any IDS Distribution for such period (to the extent paid).”.

     (viii) The definition of “L/C Supportable Indebtedness” is hereby amended by deleting, in each of the second/third and fifth/sixth lines, the phrase “(subsequent to the Permitted Distribution, other than the Spinoff Guarantor)”.

     (ix) The definition of “Net Sale Proceeds” is hereby amended by deleting the phrase “Holdings consolidated group” on the 13th line thereof and replacing it with “Parent’s consolidated group”.

     (x) The definition of “Permitted Acquisition” is hereby amended by:

     (a) deleting the phrase “equity interests of Holdings” on the last line of clause (B) thereof and replacing it with “equity interests of Parent”,

     (b) deleting clause (D)(v) thereof in its entirety and replacing it with “in the case of Parent’s common stock issued as consideration to the seller in connection with a Permitted Acquisition, a description of the Parent common stock to be issued in connection with the consummation of such Permitted Acquisition and the estimated fair market value (as determined in good faith by the Board of Directors of Parent or Holdings, as the case may be) thereof;”, and

     (c) inserting the word “and” at the end of clause (D), deleting the phrase “; and” at the end of clause (E) and inserting a period in its place and deleting clause (F) in its entirety.

     (xi) The definition of “Subsidiary” is hereby amended by deleting in its entirety the proviso thereto.

     (xii) The definition of “Tax Sharing Agreement” is hereby amended by deleting the word “Holdings” wherever it appears therein and replacing it, in each case with the word “Parent”.

     (xiii) Section 11 of the Credit Agreement is hereby amended by adding the following defined terms thereto in alphabetical order:

          (a) “IDS” shall mean the income deposit securities issued by Parent composed of one share of Parent class A common stock and an IDS Note in an initial principal amount as described in the final prospectus covering the IDS as filed with the Securities and Exchange Commission.

          (b) “IDS Collateral Agent” shall mean the collateral agent under the indenture governing the IDS Notes.

          (c) “IDS Distribution” shall mean a Required IDS Distribution or an Optional IDS Distribution.

          (d) “IDS Intercompany Note” shall mean a note of the Borrower due 2024 issued to Parent in an aggregate principal amount not to exceed $114.6 million.

          (e) “IDS Notes” shall mean the up to approximately $191.0 million aggregate principal amount of Parent’s senior secured notes due 2024, whether issued as part of an IDS, or separately to third parties.

          (f) “IDS Transactions” shall mean, collectively, (i) the issuance of the IDS and the Third Party Notes by Parent, (ii) the incurrence of the Indebtedness pursuant to the IDS Intercompany Note and the receipt by Borrower of proceeds therefrom and (iii) a capital contribution by Holdings in the Borrower with proceeds from the issuance of the IDS and the Third Party Notes.

          (g) “Intercreditor Agreement” shall mean an Intercreditor Agreement among the Collateral Agent, the IDS Collateral Agent and Holdings in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.

          (h) “Optional IDS Distribution” shall mean dividends that are permitted to be paid on Parent Common Stock under the indenture governing the IDS Notes as in effect on the date the first date IDS Notes were issued.

          (i) “Parent” shall mean Coinmach Service Corp., a Delaware corporation.

          (j) “Parent Common Stock” shall mean Parent’s class A common stock and/or Parent’s class B common stock.

          (k) “Permitted IDS Dividend” shall mean a Dividend from the Borrower to Holdings of up to $175.9 million made in connection with the IDS Transactions and funded out of the proceeds of a capital contribution by Holdings to the Borrower, the IDS Intercompany Note and up to $9.5 million of cash on hand.

          (l) “Required IDS Distribution” shall mean, in any fiscal quarter, interest payments in respect of the IDS Notes not to exceed the aggregate amount of interest required to be paid to holders of IDS Notes (either as part of an IDS or separately) in such fiscal quarter pursuant to the terms of the indenture governing the IDS Notes as in effect on the date the original IDS Notes were issued minus the aggregate amount of interest required to be paid to Parent pursuant to the IDS Intercompany Note as in effect on the date the original IDS Notes were issued.

          (m) “Second Priority Lien” shall mean a perfected Lien prior to all Liens other than Liens granted pursuant to this Agreement and the other Credit Documents and otherwise in accordance with the priorities terms of the Intercreditor Agreement.

     SECTION 18. Amendments to Section 13.07(a) of the Credit Agreement. Section 13.07(a) of the Credit Agreement is hereby amended by deleting the second proviso thereof in its entirety.

SECTION 19. Amendments to Section 13.16 of the Credit Agreement.

     (i) Section 13.16(a) of the Credit Agreement is hereby amended by deleting the phrase “any information with respect to Holdings or any of its Subsidiaries” on the eighth line thereof and replacing it with the phrase “any information with respect to Parent or any of its Subsidiaries”.

     (ii) Section 13.16(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “(b) Each of Holdings and the Borrower hereby acknowledge and agrees that each Bank may share with any of its affiliates any information related to Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Parent and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Bank.

     SECTION 20. Amendment to Exhibit M to the Credit Agreement. Exhibit M shall be deleted in its entirety and replaced with the Form of Intercreditor Agreement that shall be reasonably acceptable to the Administrative Agent and the Collateral Agent.

     SECTION 21. Amendment to Section 9.08. Section 9.08 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “The Borrower and its Subsidiaries will not permit the Pro Forma Leverage Ratio for any Test Period (taken as one accounting period) ending on the last day of any fiscal quarter described below to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ended	Ratio
March 31, 2002	5.00 to 1.00
June 30, 2002	5.00 to 1.00
September 30, 2002	5.00 to 1.00
December 31, 2002	4.90 to 1.00
March 31, 2003	4.80 to 1.00
June 30, 2003	4.80 to 1.00
September 30, 2003	4.80 to 1.00
December 31, 2003	4.80 to 1.00
March 31, 2004	4.60 to 1.00
June 30, 2004	4.60 to 1.00
September 30, 2004	4.60 to 1.00
December 31, 2004	4.60 to 1.00
March 31, 2005	4.60 to 1.00
June 30, 2005	4.60 to 1.00

Fiscal Quarter Ended	Ratio
September 30, 2005	4.60 to 1.00
December 31, 2005	4.60 to 1.00
March 31, 2006	4.20 to 1.00
June 30, 2006	4.20 to 1.00
September 30, 2006	4.20 to 1.00
December 31, 2006	4.20 to 1.00
March 31, 2007	4.00 to 1.00
June 30, 2007	4.00 to 1.00
September 30, 2007	4.00 to 1.00
December 31, 2007	4.00 to 1.00
March 31, 2008	4.00 to 1.00
June 30, 2008 and each fiscal quarter thereafter	4.00 to 1.00”.

     SECTION 22. Amendment to Section 9.09. Section 9.09 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with:

     “The Borrower and its Subsidiaries will not permit Consolidated EBITDA for any Test Period, in each case taken as one accounting period, ended on the last day of a fiscal quarter of the Borrower described below to be less than the amount set forth opposite such fiscal quarter below; provided, however, that for purposes of this Section 9.09, Consolidated EBITDA for any Test Period may give pro forma effect to a Permitted Acquisition (or other acquisition or transaction with respect to which the requisite consents of the Banks have been obtained) as if such Permitted Acquisition (or acquisition or other transaction) had occurred on the first day of such Test Period; provided, further, that subsequent to the Spinoff Guarantor Release Event, the amount listed below for each Test Period shall be reduced by an amount equal to the Spinoff Guarantor’s EBITDA for the Test Period immediately preceding the Spinoff Guarantor Release Event and subtracting from the Borrower and its Subsidiaries’ Consolidated EBITDA for such Test Period the amount attributable to the Spinoff Guarantor’s EBITDA for such Test Period:

Amount
Fiscal Quarter Ended	(in millions)
March 31, 2002	$145.0
June 30, 2002	145.0
September 30, 2002	145.0
December 31, 2002	145.0
March 31, 2003	150.0
June 30, 2003	150.0

September 30, 2003	150.0
December 31, 2003	150.0
March 31, 2004	150.0
June 30, 2004	155.0

Amount
Fiscal Quarter Ended	(in millions)
September 30, 2004	155.0
December 31, 2004	155.0
March 31, 2005	155.0
June 30, 2005	155.0

September 30, 2005	155.0
December 31, 2005	155.0
March 31, 2006	155.0
June 30, 2006	160.0

September 30, 2006	160.0
December 31, 2006	160.0
March 31, 2007	160.0
June 30, 2007	160.0
September 30, 2007	160.0
December 31, 2007	160.0
March 31, 2008	160.0
June 30, 2008 and each fiscal quarter thereafter	165.0”.

          For the avoidance of doubt, Section 9.09 of the Credit Agreement shall be amended as provided in this Section 22 upon the Initial Amendment Effective Date and Section 9.09 of the Credit Agreement shall be further amended as provided in Section 13 hereof upon the IDS Waiver & Amendment Effective Date.

     SECTION 23. Conditions Precedent. (a) The effectiveness of Sections 1 through 20 of this Waiver & Amendment (the “IDS Waiver & Amendment Effective Date”) is subject to the satisfaction of the following conditions:

     On or before the IDS Waiver & Amendment Effective Date this Waiver & Amendment shall have been executed and delivered by the Supermajority Banks of each Tranche and each Credit Party.

     On or before the IDS Waiver & Amendment Effective Date, the Waiver & Amendment Fee and all costs, fees and expenses required to be, and not previously, paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     On the IDS Waiver & Amendment Effective Date, the Administrative Agent shall have received from Mayer, Brown, Rowe & Maw, LLP, special counsel to Holdings, the Borrower and the Subsidiary Guarantors, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the IDS Waiver &

     Amendment Effective Date in form and substance reasonably acceptable to the Administrative Agent.

     The following transactions shall have been consummated, in each case on terms and conditions reasonably satisfactory to the Administrative Agent:

     The IDS Financing with CSC having issued IDSs and Third Party Notes resulting in gross proceeds of up to $400.0 million and not less than $270.0 million;

     The Intercreditor Agreement shall have been executed and delivered by each party thereto;

     Amendment No. 1 to the Holdings Pledge Agreement shall have been executed and delivered by each party thereto in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent;

     The Appliance Warehouse Note shall have been amended and restated in the form of an Intercompany Note under the Credit Agreement; and

     At least $122.2 million in aggregate principal amount of the Senior Notes shall have been properly called for redemption and such amount shall have been placed on deposit as required under the Indenture governing the Senior Notes.

          On the IDS Waiver & Amendment Effective Date, the Administrative Agent shall have received a certificate dated such date and signed by an appropriate officer of the Borrower, stating that the applicable conditions set forth in this Section 23(a) exist as of such date and confirming compliance with the conditions precedent set forth in Section 6.01 of the Credit Agreement.

          The Administrative Agent shall have received written notice of the Optional Prepayment in accordance with Section 4.01 (a) after giving effect to the waiver in Section 1 of this Waiver & Amendment.

     (b) The effectiveness of all provisions of this Waiver & Amendment other than Sections 1 through 20 (the “Initial Amendment Effective Date”) are subject to the satisfaction of the following conditions:

     (1) On or before the Initial Amendment Effective Date, this Waiver & Amendment shall have been executed and delivered by the Required Banks and each Credit Party.

     (2) On or before the Initial Amendment Effective Date, the Initial Amendment Fee and all costs, fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     (3) On the Initial Amendment Effective Date, the Administrative Agent shall have received a certificate dated such date and signed by an appropriate officer of the Borrower,

stating that the applicable conditions set forth in this Section 23(b) exist as of such date and confirming compliance with the conditions precedent set forth in Section 6.01 of the Credit Agreement.

SECTION 24. Representations and Warranties. Each of the Credit Parties represent and warrant to the Administrative Agent and each of the Banks that:

     This Waiver & Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment.

     After giving effect to this Waiver & Amendment, the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of a specified date).

     After giving effect to the IDS Financing and this Waiver & Amendment, no Default or Event of Default has occurred or is continuing.

     The sources and uses of proceeds related to the IDS Financing shall be in the form and in such amounts as provided in Section 25 hereof.

SECTION 25. Sources and Uses of Proceeds.

(a) The sources of proceeds relating to the IDS Financing shall be as follows:

     (i) The Intercompany Loan shall be an amount between $79.5 million and $114.6 million, and in any event equal to 60% of the sum of (x) the aggregate principal amount of IDS Bonds plus (y) $20.0 million;

     (ii) The Capital Contribution shall be an amount between $165.3 million and $252.4 million, and in any event equal to (x) the aggregate proceeds of the IDS and the Third Party Note, net of fees and expenses related thereto, minus (y) the principal amount of the Intercompany Loan; and

     (iii) Up to $9.5 million of cash on hand.

     The uses of the proceeds from the Intercompany Loan, the Capital Contribution and the cash on hand shall be as follows:

     (i) First, (w) to redeem approximately $122.2 million in aggregate principal amount of Senior Notes and to pay an approximately $11.0 million premium in connection with such redemption and to pay up to approximately $5.5 million in accrued and unpaid interest on the Senior Notes to be redeemed, (x) to prepay the full remaining aggregate principal amount of Tranche A Term Loans upon consummation of the IDS offering ($15.5 million if prior to December 31, 2004 and $14.6 million on or after December 31, 2004 after giving effect to a scheduled amortization payment), (y) to pay up to $0.9 million in breakage costs to terminate existing interest swap agreements and (z) to pay a dividend to Holdings of up to $94.3 million (plus up to $5.5 million not used to pay accrued and unpaid interest on the Senior Notes to be redeemed and up to $0.9 million not used to pay breakage costs to terminate existing interest swap agreements) to enable Holdings to redeem certain of its outstanding preferred equity interests;

     (ii) Second, to (x) redeem up to an additional $7.6 million in aggregate principal amount of Senior Notes and to pay an additional approximately $0.7 million premium in connection with such redemption and to pay up to approximately $0.3 million in accrued and unpaid interest on such Senior Notes to be redeemed and/or (y) pay an additional dividend to Holdings of up to approximately $19.4 million (plus up to $0.3 million not used to pay accrued and unpaid interest on the Senior Notes to be redeemed) to enable Holdings to redeem certain additional amounts of its outstanding preferred equity interests; provided that if the total proceeds from the Intercompany Loan, Capital Contribution and cash on hand are $311.7 million or less, then Borrower shall have the option to use the entire amount provided for in this clause (ii) to redeem additional Senior Notes and to pay related premium and accrued and unpaid interest in connection therewith;

     (iii) Third, to pay an additional dividend to Holdings of up to approximately $38.8 million to enable Holdings to redeem certain additional amounts of its outstanding preferred equity interests;

     (iv) Fourth, to (x) pay an additional dividend to Holdings of up to approximately $26.2 million (plus up to $0.9 million to the extent the aggregate principal amount of Tranche A Term Loans outstanding upon the consummation of the IDS offering is $14.6 million) to enable Holdings to redeem certain additional of its outstanding preferred equity interests and (y) make an optional repayment of Tranche B Term Loans of up to approximately $6.3 million; provided that proceeds used pursuant to this clause (iv) shall be applied across subclauses (x) and (y) in a ratio not exceeding 4.0:1.0; provided further that the actual amount of Trance B Term Loan prepayment may be adjusted pursuant to the applicable minimum repayment and integral repayment amount provisions of Section 4 of the Credit Agreement; and

     (v) Fifth, redeem up to an additional approximately $27.7 million in aggregate principal amount of Senior Notes and to pay an additional approximately $2.5 million premium in connection with such redemption and to pay up to approximately $1.3 million in accrued and unpaid interest on such Senior Notes to be redeemed; provided that the aggregate principal amount of all Senior Notes redeemed under clauses (b)(i), (ii) and (v) of this Section shall not exceed $157.5 million.

     Notwithstanding anything to the contrary, Section 25(b) does not require a specific temporal sequence of the application of proceeds. Notwithstanding anything to the contrary, to the extent the underwriters for the IDS offering exercise their overallotment option, Holdings shall be entitled retain the net proceeds obtained therefrom and use such net proceeds to redeem a like amount of its outstanding preferred equity interests and the sources of proceeds in Section 25(a) and the uses of proceeds in Sections 25(b)(iii) and (iv)(x) shall be deemed to include such net proceeds.

     SECTION 26. Waiver & Amendment Fees. (a) In consideration of the agreements of the Supermajority Banks of each Tranche and/or the Required Banks, as the case may be, contained in Sections 1 though 20 of this Waiver & Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Bank that delivers an executed counterpart of this Waiver & Amendment prior to 6:30pm, New York City time, on November 15, 2004, a waiver and amendment fee ( the “Waiver & Amendment Fee”) equal to 12.5 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Bank immediately before giving effect to the Optional Prepayment.

     (b) In consideration of the agreements of the Required Banks contained in Sections 21 and 22 of this Waiver & Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Bank that delivers an executed counterpart of this Waiver & Amendment prior to 6:30pm, New York City time, on November 15, 2004, an amendment fee (the “Initial Amendment Fee”) equal to 12.5 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Bank immediately before the Initial Amendment Effective Date.

The Waiver & Amendment Fee and the Initial Amendment Fee are separate fees. The Initial Amendment Fee is not conditioned on the consummation of the IDS Financing and will not be credited towards any Waiver & Amendment Fee. Once paid, all fees are non-refundable.

     SECTION 27. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Credit Document shall mean the Credit Agreement as modified hereby. This Waiver & Amendment shall be a Credit Document for all purposes.

     SECTION 28. Applicable Law. This Waiver & Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.

     SECTION 29. Counterparts. This Waiver & Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Waiver & Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 30. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses incurred by it in connection with this Waiver & Amendment, including the fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

     SECTION 31. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver & Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver & Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver & Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COINMACH LAUNDRY CORPORATION
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

COINMACH CORPORATION
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

SUPER LAUNDRY EQUIPMENT CORP.
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

GRAND WASH & DRY LAUNDERETTE. INC.
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Chief Financial Officer

APPLIANCE WAREHOUSE OF AMERICA, INC.
By:	/s/ Robert M. Doyle
	Name:	Robert M. Doyle
Title: Treasurer

AMERICAN LAUNDRY FRANCHISING CORP.
By:	/s/ Charles A. Prato
	Name:	Charles A. Prato
Title: President

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Administrative Agent
By:	/s/ Carin M. Keegan
	Name:	Carin M. Keegan
Title: Vice President

ALLSTATE LIFE INSURANCE COMPANY
By:	Illegible
Name
	Title:	Authorized Signatory

By:	Illegible
Name:
	Title:	Authorized Signatory

Ares V CLO Ltd.

By: Ares CLO Management V, L.P., Investment Manager

By: Ares CLO GP V, LLC, Its Managing Member

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Ares IV CLO Ltd.

By: Ares CLO Management IV, L.P., Investment Manager

By: Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Gallatin Funding I Ltd.

By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	Illegible

Name:
Title: Vice President

Grayston CLO 2001-01 Ltd.

By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	Illegible

Name:
Title: Vice President

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

By:	Illegible

Name:
Title: Authorized Signatory

By: Callidus Debt Partners CLO Fund II, Ltd.

By: Its Collateral Manager Callidus Capital Management, LLC

By:	/s/ Gary H. Neems

Name: Gary H. Neems
Title: Senior Managing Director

JUPITER LOAN FUNDING LLC

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: Assistant Vice President

WINGED FOOT FUNDING TRUST

By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: Authorized Agent

LYON CAPITAL MANAGEMENT LLC

By: Lyon Capital Management LLC

By:	/s/ Alexander B. Kenna

Name: Alexander B. Kenna
Title: Portfolio Manager

BRYN MAWR CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Vice President

FOREST CREEK CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Vice President

LONG GROVE CLO, LIMITED

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Vice President

ROSEMONT CLO, Ltd/

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Vice President

MUIRFIELD TRADING LLC

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: AssistantVice President

SEQUILS-Cumberland I, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Scott Morrison

Name: Scott Morrison
Title: Vice President

BIG SKY SENIOR LOAN FUND, LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

TOLLI & CO.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO III, LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

CONSTANTINUS EATON VANCE CDO V, LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE CDO VI LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

GRAYSON & CO.

By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

OXFORD STRATEGIC INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE SENIOR INCOME TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

BALLYROCK CLO II Limited

By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut

Name: Lisa Rymut
Title: Assistant Treasurer

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ John H. Costello

Name: John H. Costello
Title: Assistant Treasurer

First SunAmerica Life Insurance Company

By: AIG Global Investment Corp. Investment Advisor

By:	/s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter
Title: Vice President

Galaxy CLO 1999-1, Ltd.

By: AIG Global Investment Corp. Collateral Manager

By:	/s/ W. Jeffrey Baxter

Name: W. Jeffrey Baxter
Title: Vice President

General Electric Capital Corporation

By:	/s/ Robert M. Kadlick

Name: Robert M. Kadlick
Title: Duly Authorized Signatory

Dryden III – Leveraged Loan CDO 2002

By: Prudential Investment Management Inc., as Collateral Manager

By:	Illegible

Name:
Title:

The Prudential Insurance Company of America

By: Prudential Investment Management Inc., as Collateral Manager

By:	Illegible

Name:
Title:

State Street Bank & trust Company as Trustee for GMAM Group Pension Trust I

By:	/s/ Russell Ricciardi

Name: Russell Ricciardi
Title: CSO

GULF STREAM-COMPASS CLO 2002-1 LTD

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Bove

Name: Barry K. Bove
Title: Chief Credit Officer

PILGTIM CLO 1999-1 LTD.

By: ING Investments, LLC, as its Investment manager

By:	/s/ Theodore M. Haag

Name: Theodore M. Haag
Title: Vice President

SEQUILS-PILGTIM I, LTD.

By: ING Investments, LLC, as its Investment manager

By:	/s/ Theodore M. Haag

Name: Theodore M. Haag
Title: Vice President

MML CLO XV PILGTIM AMERICA (CAYMAN) LTD.

By: ING Investments, LLC, as its Investment manager

By:	/s/ Theodore M. Haag

Name: Theodore M. Haag
Title: Vice President

ING PRIME RATE TRUST

By: ING Investment Management, Co., as its Investment manager

By:	/s/ Theodore M. Haag

Name: Theodore M. Haag
Title: Vice President

ING SENIOR INCOME FUND

By: ING Investment Management, Co., as its Investment manager

By:	/s/ Theodore M. Haag

Name: Theodore M. Haag
Title: Vice President

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

AVALON CAPITAL LTD.

By: INVESCO Senior Secured Management, Inc. As Portfolio Adviser

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

AVALON CAPITAL LTD. 2

By: INVESCO Senior Secured Management, Inc. As Portfolio Adviser

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

INVESCO CBO 2000-1 LTD.

By: INVESCO Senior Secured Management, Inc. As Portfolio Adviser

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO

By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc. As Investment adviser

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

INVESCO EUROPEAN CDO I S.A.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

SAGAMORE CLO LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

SARATOGA CLO I, LIMITED

By: INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas H. B. Ewald

Name: Thomas H. B. Ewald
Title: Authorized Signatory

J.P. Morgan Chase Bank

By:	/s/ Michael J. Lister

Name: Michael J. Lister
Title: Vice President

ELF Funding Trust III

By: New York Life Insurance Management LLC, as Attorney-in-Fact

By:	Illegible

Name:
Title: Director

Mainstay Floating Rate Fund, a Series of Eclipse Funds Inc.

By: New York Life Investment Management LLC

By:	Illegible

Name:
Title: Director

New York Life Insurance and Annuity Corporation

By: New York Life Investment Management LLC, its Investment Manager

By:	Illegible

Name:
Title: Director

NYCIM Flatiron CLO 2003-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:	Illegible

Name:
Title: Director

Aeries Finance-II Ltd.

By: Patriarch Partners X, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: Assistant Vice President

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

PUTNAM MASTER INCOME TRUST

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By:	/s/ Beth Mazor

Name: Beth Mazor
Title: Vice President

NORSE CBO, LTD.

By:	Regiment Capital Management, LLC as its Investment Advisor

By:	Regiment Capital Advisors, LLC its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson

Name: Timothy S. Peterson
Title: President

KZH SOLEIL-2 LLC

By:	/s/ Dorian Herrera

Name: Dorian Herrera
Title: Authorized Agent

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL I – INGOTS, LTD., AS TERM LENDER

By:	/s/ Timothy Barns

Name: Timothy Barns
Title: Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II – INGOTS, LTD., AS TERM LENDER

By:	/s/ Timothy Barns

Name: Timothy Barns
Title: Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL III CLO, LIMITED, AS TERM LENDER

By:	/s/ Timothy Barns

Name: Timothy Barns
Title: Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER

By:	/s/ Timothy Barns

Name: Timothy Barns
Title: Senior Vice President

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT II CLO, LIMITED, AS TERM LENDER

By:	/s/ Timothy Barns

Name: Timothy Barns
Title: Senior Vice President

HARBOUR TOWN FUNDING LLC

By:	/s/ Diana M. Hines

Name: Diana M. Hines
Title: Assistant Vice President

STANFIELD ARBITRAGE CDO, LTD.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

STANFIELD CARRERA CLO, LTD.

By:	Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

STANFIELD QUATTRO CLO, LTD.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

HAMILTON CDO, LTD.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

THE SUMITOMO TRUST & BANKING CO., LTD.

By:	/s/ Elizabeth A. Quirk

Name: Elizabeth A. Quirk
Title: Vice President

C-SQUARED CDO LTD.

By: TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Richard F. Kurth

Name: Richard F. Kurth
Title: Senior Vice President

FIRST 2004-II CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Richard F. Kurth

Name: Richard F. Kurth
Title: Senior Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

FIRST 2004-I CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Richard F. Kurth

Name: Richard F. Kurth
Title: Senior Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ Richard F. Kurth

Name: Richard F. Kurth
Title: Senior Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

VELOCITY CLO, LTD.

By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Richard F. Kurth

Name: Richard F. Kurth
Title: Senior Vice President

By:	/s/ Jonathan R. Insull

Name: Jonathan R. Insull
Title: Managing Director

TORONTO DOMINION (NEW YORK), INC.

By:	Illegible

Name:
Title: Authorized Agent

VAN KAMPEN SENIOR LOAN FUND

By: Van Kampen Investment Advisory Corp.

By:	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

VAN KAMPEN SENIOR INCOME TRUST

By: Van Kampen Investment Advisory Corp.

By:	/s/ Brad Langs

Name: Brad Langs
Title: Executive Director

WACHOVIA BANK, N.A.

By:	Illegible

Name:
Title: Vice President

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